Exhibit 10.33
***Text Omitted and Filed Separately
with the Securities and Exchange Commission.
Confidential Treatment Requested
Under 17 C.F.R. Sections 200.80(b)(4)
and 240.24b-2.

Amendment 14
To the Product Purchase Agreement No. PRO02542-060507
This AMENDMENT 14 (the “Amendment”) amends that certain Product Purchase Agreement No. PRO02542-060507 (the “Agreement”) dated September 9, 2007, by and between Dot Hill Systems Corp: (“Supplier”) a corporation organized and operating under the laws of Delaware with its principal place of business at 1351 S. Sunset Street, Longmont, Colorado 80501 and Hewlett-Packard Company (“HP”), a Delaware corporation, with offices at 3000 Hanover Street, Palo Alto, California 94304. Supplier and HP may be referred to individually as “Party” and collectively as “Parties”.
RECITALS
WHEREAS, HP and Supplier have previously entered into the Agreement stated above;
WHEREAS, the purpose of this Amendment is to set forth commercial and other terms and conditions for OEM Product sold by Supplier and purchased by HP pursuant to the Agreement;
WHEREAS, HP and Supplier desire to amend the Agreement as herein provided;
NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, HP and Supplier hereby agree as follows:

A.	The effective date (“Effective Date”) of this Amendment is October 31, 2013 or the date of last signature whichever is earlier.

B.	Section 3.2 (Payment Terms) of the Agreement is hereby deleted and the following shall be inserted in its place:

3 2
Payment Terms. For shipments of Goods (also referred to in the Agreement as Products) or the performance of Services after […***…], payments will be received by Supplier within […***…] after receipt of a valid invoice or receipt of the Goods or Services, whichever is later. For shipment of Goods or the performance of Services after […***…], payments will be received by Supplier within […***…] after receipt of a valid invoice or receipt of the Goods or Services, whichever is later. Payment will be in U.S. currency unless otherwise stated.

C.	HP agrees to purchase and take delivery of at least […***…] dollars (USD $[…***…]) of Products & Services under the Agreement during the […***…] if HP receives a request from Supplier by […***…].

D.
If HP fails to comply with the requirements of Section C, above, then the new Section 3.2 (Payment Terms) shall be amended to reflect the original payment terms of […***…], and the number […***…] shall be inserted in Section 3.2 in place of the numbers […***…] and […***…].

E.
HP shall, in good faith, use commercially reasonable efforts to work with Supplier and Supplier’s contract manufacturer Hon Hai Precision Industry (“Foxconn”) to improve its forecast accuracy, with a focus on reducing end-of-quarter inventory.

F.
HP shall, in good faith, use commercially reasonable efforts and its leverage with Foxconn to request that Foxconn extend […***…] payment terms to Supplier. If Foxconn extends […***…] payment terms to Supplier effective prior to […***…], Supplier shall likewise extend […***…] payment terms to HP as of that same date, and the date set forth in the new Section 3.2 (in subsection B of this Amendment, above) shall be amended to reflect the earlier date.

*** Confidential Treatment Requested

Exhibit 10.33
***Text Omitted and Filed Separately
with the Securities and Exchange Commission.
Confidential Treatment Requested
Under 17 C.F.R. Sections 200.80(b)(4)
and 240.24b-2.

G.
HP hereby represents that the projects codenamed […***…] and […***…] are hereby released from “hold” status and shall continue as planned and scheduled by the Parties, subject to meeting mutually acceptable cost goals. HP approves Supplier’s inclusion of anticipated purchases from the projects in Supplier’s “Plan of Record.” HP approves and requests that Supplier drive the projects to completion in 2014 as planned by the parties.

H.	The parties will, in good faith, use commercially reasonable efforts to commence a supply chain/operations interlock process by […***…].
The Agreement continues in full force and effect, and except as may be expressly set forth in this Amendment, the Agreement is unchanged.
IN WITNESS WHEREOF, the Parties, intending to be legally bound hereby, have executed this Agreement as of the Effective Date.

DOT HILL SYSTEMS CORP.	HEWLETT-PACKARD COMPANY

/s/Hanif Jamal	/s/ Reoch
Authorized Representative	Authorized Representative

12-9-13	11-8-13
Date	Date

Hanif Jamal	Reoch
Printed Name	Printed Name

CFO	Director Procurement
Title	Title

*** Confidential Treatment Requested